SUPPLEMENT TO

CALVERT WORLD VALUES FUND, INC.

International Equity Fund

Capital Accumulation Fund

Statement of Additional Information dated January 31, 2003

Date of Supplement: September 29, 2003

CALVERT VARIABLE SERIES, INC.

Social Money Market Portfolio

Social Small Cap Growth Portfolio

Social Mid Cap Growth Portfolio

Social International Equity Portfolio

Social Balanced Portfolio

Social Equity Portfolio

Income Portfolio

Statement of Additional Information dated April 30, 2003

Date of Supplement: September 29, 2003

Replace the second paragraph, under the section titled Net Asset Value in the Calvert World Value Fund International Equity Fund on page 11 with the following language to read as follows:

The assets of the Fund are valued as follows: (a) securities for which market quotations are readily available are valued at the last reported sale, or, if not available, then at the most recent bid price, or based on a yield equivalent as obtained from one or more market makers for such securities; (b) all other securities and assets for which market quotations are not readily available will be fairly valued by the advisor in good faith under the supervision of the Board of Directors.

Replace the first sentence of the second paragraph, under the section titled Net Asset Value in the CVS Calvert Portfolios SAI on page 15 with the following language to read as follows:

The assets of the Social Small Cap Growth, Social MidCap Growth, Social International Equity, Social Balanced, Social Equity, and Income Portfolios are valued as follows: (a) securities for which market quotations are readily available are valued at the last reported sale, or, if not available, then at the most recent bid price, or based on a yield equivalent as obtained from one or more market makers for such securities; (b) all other securities and assets for which market quotations are not readily available will be fairly valued by the advisor in good faith under the supervision of the Board of Directors.